                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of November, 1998

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1998 - 1
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4207957
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of November, 1998, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1998 - 1, Monthly Distribution Report for November 1998.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 10, 1998

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.3934
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $484,094,252.36

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1272                       $396,424,046.05
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $324,244.28
   Unscheduled Principal Collection/Reversals                   $196,425.67
   Liquidations-in-full                             62       $19,097,684.74
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                 $19,618,354.69  -$19,618,354.69

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1210                       $376,805,691.36

SCHEDULED INTEREST AT MORTGAGE RATE:                          $2,539,532.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                    -$1,948.64
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                          -$1,948.64

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $97,142.93

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                    -$68.10
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                         -$68.10

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                       $22,058,863.96


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.3934
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
  $19,618,354.69     $2,442,389.81        -$1,880.54     $2,440,509.27             $0.00    $22,058,863.96


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,820,797.00              $0.00                $0.00             $0.00      $4,820,797.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $166,816.00              $0.00                $0.00             $0.00        $166,816.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $9,681,885.00              $0.00                $0.00             $0.00      $9,681,885.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         16    $5,283,839.42         1      $349,969.01         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group I Certificates were offered.


The Class Principal Balances of the Class I-B Certificates immediately after
the principal and interest distribution on   November 25, 1998 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                   I-B-1           $11,287,879.66
                   I-B-2            $4,323,017.84
                   I-B-3            $1,921,341.36
                   I-B-4            $1,681,172.82
                   I-B-5            $1,200,837.74
                   I-B-6            $1,200,841.29
                   Total           $21,615,090.71

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,820,797.00, $166,816.00, $9,681,885.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF October 31, 1998):

SERIES:  1998 - 1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $376,805,691.36**    $5,633,808.43***     $5,283,839.42***

NUMBER                       1210                 17                   16

% OF POOL
(DOLLARS)                  100.00%              1.50%                1.40%

% OF POOL
(NO. OF LOANS)             100.00%              1.40%                1.32%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $349,969.01***            $0.00***            $0.00***

NUMBER                          1                   0                   0

% OF POOL
(DOLLARS)                    0.09%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.08%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 1998 scheduled payments and October 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of October 31, 1998.

Trading Factor, calculated as of distribution date   November 25, 1998: 0.77837258.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 1998, and unscheduled prepayments in months prior to November ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.5284
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $207,436,432.22

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               439                       $162,739,805.43
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $125,557.80
   Unscheduled Principal Collection/Reversals                    $29,016.73
   Liquidations-in-full                             20        $7,420,972.67
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $7,575,547.20   -$7,575,547.20

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  419                       $155,164,258.23

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,060,783.45

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $39,331.29

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $8,596,999.36


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.5284
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $7,575,547.20     $1,021,452.16             $0.00     $1,021,452.16             $0.00     $8,596,999.36


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD             $0.00              $0.00                $0.00             $0.00              $0.00

  BANKRUPTCY BOND
    SINGLE -UNITS            $0.00              $0.00                $0.00             $0.00              $0.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          5    $1,829,987.77         1      $227,467.11         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group II-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group II Certificates were offered.

The Class Principal Balances of the Class II-B Certificates immediately
after the principal and interest distribution on   November 25, 1998 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                  II-B-1            $3,270,842.61
                  II-B-2              $726,853.49
                  II-B-3              $436,111.89
                  II-B-4              $363,426.75
                  II-B-5              $363,426.75
                  II-B-6              $290,745.16
                   Total            $5,451,406.65

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $.00, $.00, $.00 respectively.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF October 31, 1998):

SERIES:  1998 - 1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $155,164,258.23**    $2,057,454.88***     $1,829,987.77***

NUMBER                        419                  6                    5

% OF POOL
(DOLLARS)                  100.00%              1.33%                1.18%

% OF POOL
(NO. OF LOANS)             100.00%              1.43%                1.19%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $227,467.11***            $0.00***            $0.00***

NUMBER                          1                   0                   0

% OF POOL
(DOLLARS)                    0.15%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.24%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 1998 scheduled payments and October 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of October 31, 1998.

Trading Factor, calculated as of distribution date   November 25, 1998: 0.74800871.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 1998, and unscheduled prepayments in months prior to November ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.5815
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $128,532,742.83

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               961                       $113,759,148.36
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $101,999.92
   Unscheduled Principal Collection/Reversals                   $124,255.11
   Liquidations-in-full                             26        $3,560,096.55
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,786,351.58   -$3,786,351.58

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  935                       $109,972,796.78

SCHEDULED INTEREST AT MORTGAGE RATE:                            $746,602.55

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $1.45
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $1.45

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $27,922.78

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.05
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.05

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $4,505,032.75


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.5815
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $3,786,351.58       $718,679.77             $1.40       $718,681.17             $0.00     $4,505,032.75


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $1,285,005.00              $0.00                $0.00             $0.00      $1,285,005.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         12    $1,385,105.19         3      $334,510.85         2      $294,229.48

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         3       $296,292.64               0                   $0.00



The Group III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group III Certificates were offered.

The Class Principal Balances of the Class III-B Certificates immediately
after the principal and interest distribution on   November 25, 1998 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                 III-B-1            $2,548,655.31
                 III-B-2            $1,338,043.70
                 III-B-3              $637,163.34
                 III-B-4              $382,298.20
                 III-B-5              $382,298.20
                 III-B-6              $446,018.28
                  Total             $5,734,477.03

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,285,005.00, $100,000.00, $1,500,985.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF October 31, 1998):

SERIES:  1998 - 1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $109,972,796.78**    $2,310,138.16***     $1,385,105.19***

NUMBER                        935                 20                   12

% OF POOL
(DOLLARS)                  100.00%              2.10%                1.26%

% OF POOL
(NO. OF LOANS)             100.00%              2.14%                1.28%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $334,510.85***      $294,229.48***      $296,292.64***

NUMBER                          3                   2                   3

% OF POOL
(DOLLARS)                    0.30%               0.27%               0.27%

% OF POOL
(NO. OF LOANS)               0.32%               0.21%               0.32%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 1998 scheduled payments and October 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of October 31, 1998.

Trading Factor, calculated as of distribution date   November 25, 1998: 0.85560142.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 1998, and unscheduled prepayments in months prior to November ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                       WEIGHTED AVERAGE PC RATE: 7.6649
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $150,098,526.71

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1589                       $135,515,709.23
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $457,961.19
   Unscheduled Principal Collection/Reversals                   $150,011.44
   Liquidations-in-full                             19        $2,382,000.62
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $2,989,973.25   -$2,989,973.25

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1570                       $132,525,735.98

SCHEDULED INTEREST AT MORTGAGE RATE:                            $899,854.69

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        $26.28
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                   -$2,542.65
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                          -$2,516.37

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $33,873.41

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.71
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                       -$131.38
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                        -$130.67

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $3,853,568.83


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998 - 1                                      WEIGHTED AVERAGE PC RATE: 7.6649
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $2,989,973.25       $865,981.28        -$2,385.70       $863,595.58             $0.00     $3,853,568.83


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         14    $1,182,237.76         3      $261,568.79         1       $98,478.35

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         2       $206,866.45               0                   $0.00



The Group IV-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group IV Certificates were offered.

The Class Principal Balances of the Class IV-B Certificates immediately
after the principal and interest distribution on   November 25, 1998 are as
follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                  IV-B-1            $3,270,842.61
                  IV-B-2              $726,853.49
                  IV-B-3              $436,111.89
                  IV-B-4              $363,426.75
                  IV-B-5              $363,426.75
                  IV-B-6              $290,745.16
                    Total           $5,451,406.65

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,500,985.00, $100,000.00, $1,500,985.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF October 31, 1998):

SERIES:  1998 - 1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $132,525,735.98**    $1,749,151.35***     $1,182,237.76***

NUMBER                       1570                 20                   14

% OF POOL
(DOLLARS)                  100.00%              1.32%                0.89%

% OF POOL
(NO. OF LOANS)             100.00%              1.27%                0.89%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $261,568.79***       $98,478.35***      $206,866.45***

NUMBER                          3                   1                   2

% OF POOL
(DOLLARS)                    0.20%               0.07%               0.16%

% OF POOL
(NO. OF LOANS)               0.19%               0.06%               0.13%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 1998 scheduled payments and October 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of October 31, 1998.

Trading Factor, calculated as of distribution date   November 25, 1998: 0.88292496.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 1998, and unscheduled prepayments in months prior to November ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998-1                                         WEIGHTED AVERAGE PC RATE: 7.2350
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $235,481,387.71

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               585                       $187,355,757.95
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $229,723.86
   Unscheduled Principal Collection/Reversals                    $50,311.49
   Liquidations-in-full                             18        $6,062,051.61
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $6,342,086.96   -$6,342,086.96

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  567                       $181,013,670.99

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,169,356.32

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       -$93.60
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             -$93.60

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $38,315.33

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$1.60
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$1.60

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $7,473,035.95


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  10/1998

SERIES:  1998-1                                         WEIGHTED AVERAGE PC RATE: 7.2350
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $6,342,086.96     $1,131,040.99           -$92.00     $1,130,948.99             $0.00     $7,473,035.95


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD             $0.00              $0.00                $0.00             $0.00              $0.00

  BANKRUPTCY BOND
    SINGLE -UNITS            $0.00              $0.00                $0.00             $0.00              $0.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          4    $1,227,837.69         0            $0.00         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group V-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group V Certificates were offered.

The Class Principal Balances of the Class VB Certificates immediately after the principal and interest distribution on November 25, 1998 are as follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                   V-B-1            $4,306,329.38
                   V-B-2            $1,862,196.69
                   V-B-3              $931,097.83
                   V-B-4              $581,936.03
                   V-B-5              $232,774.21
                   V-B-6              $814,713.93
                    Total           $8,729,048.07

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $.00, $.00, $.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF October 31, 1998):

SERIES:  1998-1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $181,013,670.99**    $1,227,837.69***     $1,227,837.69***

NUMBER                        567                  4                    4

% OF POOL
(DOLLARS)                  100.00%              0.68%                0.68%

% OF POOL
(NO. OF LOANS)             100.00%              0.71%                0.71%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***            $0.00***            $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 1998 scheduled payments and October 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of October 31, 1998.

Trading Factor, calculated as of distribution date   November 25, 1998: 0.76869630.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 1998, and unscheduled prepayments in months prior to November ) can be calculated.